Exhibit 99.3


                                                                  EXECUTION COPY


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                          GSAA HOME EQUITY TRUST 2007-6

                            ASSET-BACKED CERTIFICATES

                                  SERIES 2007-6

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

                                      among

                         GOLDMAN SACHS MORTGAGE COMPANY,
                                   as Assignor

                          GS MORTGAGE SECURITIES CORP.,
                                   as Assignee

                                       and

                         WACHOVIA MORTGAGE CORPORATION,
                                   as Servicer

                                   Dated as of

                                  May 30, 2007



================================================================================

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT


         ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated May 30, 2007 (this "Agreement"), among Goldman Sachs Mortgage Company ("Assignor"), GS Mortgage Securities Corp. ("Assignee") and Wachovia Mortgage Corporation (the "Company").

         For and in consideration of the mutual promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1.       Assignment, Assumption and Conveyance.

         The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under those certain mortgage loans acquired through the Goldman Sachs Residential Mortgage Conduit Program (the "Mortgage Loans") listed on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A, and (b) solely insofar as it relates to the Mortgage Loans, that certain Seller's Purchase, Warranties and Servicing Agreement, dated as of April 1, 2006 (the "Servicing Agreement"), by and between the Assignor, as owner (the "Owner") and the Company. The Assignor hereby agrees that it will (i) deliver possession of notes evidencing the Mortgage Loans to, or at the direction of, the Assignee or its designee and (ii) take in a timely manner all necessary steps under all applicable laws to convey and to perfect the conveyance of the Mortgage Loans as required under the Trust Agreement (as defined below).

         The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof or (iii) the rights and obligations of the Owner under the Servicing Agreement relating to the Owner's right to terminate the Company and the Owner's right to receive information from the Servicer.

         The Assignee hereby assumes all of the Assignor's obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses
(ii) and (iii) of the preceding paragraph.

         The parties hereto agree that with respect to the Mortgage Loans being serviced under the Servicing Agreement the Servicing Fee Rate for the Mortgage Loans shall be an amount equal to 0.25% of the aggregate principal balance of the Mortgage Loans.

         2.       Recognition of the Company.

         From and after the date hereof (the "Securitization Closing Date"), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to Deutsche Bank National Trust Company ("Deutsche Bank"), as trustee (including its successors in interest and any successor trustees under the Trust Agreement, the "Trustee"), of the GSAA Home Equity Trust 2007-6 (the "Trust") created pursuant to a Master Servicing and Trust Agreement, dated as of May 1, 2007 (the "Trust Agreement"), among the Assignee, the Trustee, U.S. Bank National Association, as a custodian, Deutsche Bank, as a custodian, The Bank of New York Trust Company, National Association, as a custodian and Wells Fargo Bank, National Association, as master servicer (including its successors in interest and any successor servicer under the Trust Agreement, in such capacity, the "Master Servicer"), securities administrator and as a custodian.

         The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Company will be the servicer of the Mortgage Loans on or after the applicable Securitization Closing Date pursuant to the terms set forth in the Servicing Agreement as modified hereby, (ii) the Company shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to (A) the Mortgage Loans and (B) the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Article II of the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article III of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Servicer acting on the Trust's behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) after the Securitization Closing Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on "net income from foreclosure property" as set forth in
Section 860G(c) of the Code). Neither the Company nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Master Servicer.

         Notwithstanding anything to the contrary in the Servicing Agreement, on or before March 15 of each calendar year, commencing in 2008, the Servicer shall deliver to the Purchaser, the Master Servicer and the Depositor a report (in form and substance reasonably satisfactory to the Purchase, the Master Servicer and the Depositor) regarding the Servicer's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, the Master Servicer and the Depositor and signed by an authorized officer of the Servicer, and shall address the "Applicable Servicing Criteria" set forth on Exhibit C attached hereto as applicable.

         3. Accuracy of Servicing Agreement. The Servicer and the Assignor represent and warrant to the Assignee that (i) attached hereto as Exhibit B is a true, accurate and complete copy of the Servicing Agreement, (ii) the Servicing Agreement is in full force and effect as of the date hereof, (iii) the Servicing Agreement has not been amended or modified in any respect as to the Mortgage Loans and (iv) no notice of termination has been given to the Servicer under the Servicing Agreement.

         4. Modification of the Servicing Agreement. Only in so far as it relates to the Mortgage Loans, the Servicer and the Assignor hereby amend the Servicing Agreement as follows:

              (a) The definition of "Business Day" set forth in Article I shall be deleted in its entirety and replaced with the following:

              "Business Day: Any day other than (i) a Saturday or a Sunday, or
(ii) a legal holiday in the States of New York, North Carolina, Maryland or Minnesota, or (iii) a day on which banks in the States of New York or North Carolina are authorized or obligated by law or executive order to be closed.

              (b) The definition of "Servicing Fee Rate" set forth in Article I shall be deleted in its entirety and replaced with the following:

              "Servicing Fee Rate: With respect to each Mortgage Loan, 0.25% per annum."

              (c) The fourth paragraph of Section 4.13 shall be deleted in its entirety and replaced with the following:

              "The Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless (i) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (ii) the Servicer determines, and gives an appropriate notice to the Purchaser to such effect, that a longer period is necessary for the orderly liquidation of such REO Property; provided however, that the Servicer agrees not to sell or dispose of any such REO Property to a person who acquires such REO Property using a purchase money mortgage. If a period longer than one year is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Purchaser as to the progress being made in selling such REO Property, and provided further, that if the Servicer is unable to sell such REO Property within three years of acquisition, the Servicer shall obtain an extension from the Internal Revenue Service. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed

Servicing Advances with respect to the REO Property, the Seller shall be entitled to immediate reimbursement from the Purchaser for any related unreimbursed Servicing Advances. The disposition of REO Property shall be carried out by the Seller at such price, and upon such terms and conditions, as the Seller deems to be in the best interests of the Purchaser."

              (d) A new paragraph shall be added to the end of Section 4.04 which shall read as follows:

              "With respect to any remittance received by the Owner after the Business Day on which such payment was due, the Servicer shall pay to the Owner interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day immediately following the day the payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer."

              (e) a new section, Section 11.19 shall be added immediately following Section 11.18 which shall read as follows:

         "Section 11.19 Third-Party Beneficiary. Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian under the Master Servicing and Trust Agreement, dated as of April 1, 2007, among GS Mortgage Securities Corp., as depositor, Deutsche Bank National Trust Company, as trustee and as a custodian, U.S. Bank National Association, as a custodian, The Bank of New York Trust Company, National Association, as a custodian and Wells Fargo Bank, National Association, as master servicer, securities administrator and as a custodian shall be considered a third-party beneficiary to this Agreement entitled to all of the rights and benefits accruing to it as if it were a direct party to this Agreement."

         5. Representations and Warranties of the Company.

         (a) The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

         (b) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

         (c) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Servicing Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

         (d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

         (e) The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

         (f) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

         (g) The Company has serviced the Mortgage Loans in accordance with the Servicing Agreement; and

         (j) Pursuant to Section 9.01 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Section 3.01 of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

         6. Representations and Warranties of the Assignor.

         The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

         (a) Prior Assignments; Pledges. Except for the sale to the Assignee, the Assignor has not assigned or pledged any Mortgage Note or the related Mortgage or any interest or participation therein;

         (b) Releases. The Assignor has not satisfied, canceled or subordinated in whole or in part, or rescinded any Mortgage, and the Assignor has not released the related Mortgaged Property from the lien of any Mortgage, in whole or in part, nor has the Assignor executed an instrument that would effect any such release, cancellation, subordination, or rescission. The Assignor has not released any Mortgagor, in whole or in part, except in connection with an assumption agreement or other agreement approved by the related federal insurer, to the extent such approval was required;

         (c) No Waiver. The Assignor has not waived the performance by any Mortgagor of any action, if such Mortgagor's failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by such Mortgagor;

         (d) Compliance with Applicable Laws. With respect to each Mortgage Loan, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, predatory and abusive lending or disclosure laws applicable to such Mortgage Loan, including without limitation, any provisions relating to prepayment charges, have been complied with;

         (e) High Cost. With respect to the Mortgage Loans, no Mortgage Loan is categorized as "High Cost" pursuant to the then-current Standard & Poor's Glossary for File Format for LEVELS(R) Version 5.7, Appendix E, as revised from time to time and in effect as of the Original Purchase Date. Furthermore, none of the Mortgage Loans sold by the Seller are classified as (a) a "high cost mortgage" loan under the Home Ownership and Equity Protection Act of 1994 or (b) a "high cost home," "covered," "high-cost," "high-risk home," or "predatory" loan under any other applicable state, federal or local law;

         (f) Georgia Fair Lending Act. No Mortgage Loan is secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003;

         (g) Qualified Mortgage Loan. Each Mortgage Loan is a "qualified mortgage" under Section 860G(a)(3) of the Internal Revenue Code of 1986, as amended; and

         (h) Credit Reporting. The Assignor will cause to be fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis; and

         (i) Prepayment Premiums. To the Assignor's knowledge, with respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Premium prior to maturity: (a) prior to the Mortgage Loan's origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction; (b) prior to the Mortgage Loan's origination, the borrower was offered the option of obtaining a Mortgage Loan that did not require payment of such a premium; (c) the prepayment premium is adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no Mortgage Loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three (3) years and any Mortgage Loans originated prior to such date will not impose Prepayment Premiums in excess of five (5) years; in each case unless the Mortgage Loan was modified to reduce the prepayment period to no more than three (3) years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such Prepayment Premium in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower's default.

         7. Remedies for Breach of Representations and Warranties of the Assignor.

         With respect to the Mortgage Loans, the Assignor hereby acknowledges and agrees that in the event of any breach of the representations and warranties made by the Assignor set forth in Section 5 hereof or as set forth in the Servicing Agreement that materially and adversely affects the value of the Mortgage Loans or the interest of the Assignee or the Trust therein, within sixty (60) days of the earlier of either discovery by or notice to the Assignor of such breach of a representation or warranty, it shall cure, purchase, cause the purchase of, or substitute for the applicable Mortgage Loan in the same manner and subject to the conditions set forth in the Servicing Agreement.

         8. Miscellaneous.

         (a) This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         (b) No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

         (c) This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Master Servicer acting on the Trust's behalf). Any entity into which the Assignor, Assignee or the Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or the Company, respectively, hereunder.

         (d) Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans to the Trust and the assignment of the purchase agreements and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the purchase agreements and the Servicing Agreement.

         (e) This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

         (f) In the event that any provision of this Agreement conflicts with any provision of the purchase agreements or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

         (g) Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the purchase agreements or the Servicing Agreement, as applicable.

         9. Third Party Beneficiary.

         The parties agree that the Trustee and Master Servicer are intended to be, and shall have the rights of, a third party beneficiary of this Assignment Agreement.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                           GS MORTGAGE SECURITIES CORP.


                                           By:  /s/ Michelle Gill
                                              -------------------------
                                           Name: Michelle Gill
                                           Title: Vice President


                                           GOLDMAN SACHS MORTGAGE COMPANY

                                           By: GOLDMAN SACHS REAL ESTATE
                                           FUNDING CORP., its General Partner


                                           By:  /s/ Gregory Finck
                                              -------------------------
                                           Name: Gregory Finck
                                           Title: Vice President


                                           WACHOVIA MORTGAGE CORPORATION,
                                           as Servicer


                                           By:  /s/ Kendal A. Leeson
                                                -----------------------
                                           Name: Kendal A. Leeson
                                           Title:  Vice President

                                    EXHIBIT A
                             Mortgage Loan Schedule

    [On File with the Securities Administrator as provided by the Depositor]

                                    EXHIBIT B

                               Servicing Agreement


                          [On File with the Depositor]

                                    EXHIBIT C

                            Form of Servicing Matrix

         Servicing Criteria to be Addressed in Assessment of Compliance

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

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                                                                                                                        INAPPLICABLE
                                                                                                      APPLICABLE         SERVICING
                                          SERVICING CRITERIA                                      SERVICING CRITERIA     CRITERIA*
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      Reference                                Criteria                                       Performed    Performed
                                                                                                 by           by
                                                                                               Company      Vendor
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                               General Servicing Conditions
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
                  Policies and procedures are instituted to monitor any performance or            X
                  other triggers and events of default in accordance with the
1122(d)(1)(i)     transaction agreements.
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                  If any material servicing activities are outsourced to third parties,
                  policies and procedures are instituted to monitor the third party's             X
1122(d)(1)(ii)    performance and compliance with such servicing activities.
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                  Any requirements in the transaction agreements to maintain a
1122(d)(1)(iii)   back-up servicer for the mortgage loans are maintained.                                                    X
------------------------------------------------------------------------------------------------------------------------------------
                  A fidelity bond and errors and omissions policy is in
                  effect on the party participating in the servicing function                     X
                  throughout the reporting period in the amount of coverage required
1122(d)(1)(iv)    by and otherwise in accordance with the terms of the transaction agreements.
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                           Cash Collection and Administration
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                  Payments on mortgage loans are deposited into the appropriate                   X          X (1)
                  custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of
1122(d)(2)(i)     days specified in the transaction agreements.
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                  Disbursements made via wire transfer on behalf of an obligor or to              X
1122(d)(2)(ii)    an investor are made only by authorized personnel.
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                  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances,
1122(d)(2)(iii)   are made, reviewed and approved as specified in the transaction agreements.     X
------------------------------------------------------------------------------------------------------------------------------------
                  The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization,
                  are separately maintained (e.g., with respect to commingling of cash)           X
1122(d)(2)(iv)    as set forth in the transaction agreements.
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                  Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this
                  criterion, "federally insured depository institution" with respect to a         X
                  foreign financial institution means a foreign financial institution that
 1122(d)(2)(v)    meets the requirements of Rule 13k-l(b)(I) of the Securities Exchange Act.
------------------------------------------------------------------------------------------------------------------------------------
1122(d)(2)(vi)    Unissued checks are safeguarded so as to prevent unauthorized access.           X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        INAPPLICABLE
                                                                                                      APPLICABLE         SERVICING
                                          SERVICING CRITERIA                                      SERVICING CRITERIA     CRITERIA*
------------------------------------------------------------------------------------------------------------------------------------
      Reference                                Criteria                                       Performed    Performed
                                                                                                 by           by
                                                                                               Company      Vendor
------------------------------------------------------------------------------------------------------------------------------------
                  Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement
                  cutoff date, or such other number of days specified in the transaction          X
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in
1122(d)(2)(vii)   the transaction agreements.
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                           Investor Remittances and Reporting
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                  Reports to investors, including those to be filed with the Commission, are                               X (2)
                  maintained in accordance with the transaction agreements and applicable
                  Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
1122(d)(3)(i)(A)  agreements;
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1122(d)(3)(i)(B)  (B) provide information calculated in accordance with the terms                                          X (2)
                  specified in the transaction agreements;
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1122(d)(3)(i)(C)  (C) are filed with the Commission as required by its rules and                                             X
                  regulations; and
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                  (D) agree with investors' or the trustee's records as to the total unpaid
1122(d)(3)(i)(D)  principal balance and number of mortgage loans serviced by the Servicer.
------------------------------------------------------------------------------------------------------------------------------------
                  Amounts due to investors are allocated and remitted in accordance with
                  timeframes, distribution priority and other terms set forth in the                                       X (2)
1122(d)(3)(ii)    transaction agreements.
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                  Disbursements made to an investor are posted within two business
                  days to the Servicer's investor records, or such other number of days                                    X (2)
1122(d)(3)(iii)   specified in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                  Amounts remitted to investors per the investor reports agree with
                  cancelled checks, or other form of payment, or custodial bank                                            X (2)
1122(d)(3)(iv)    statements.
------------------------------------------------------------------------------------------------------------------------------------
                                   Pool Asset Administration
------------------------------------------------------------------------------------------------------------------------------------
                  Collateral or security on mortgage loans is maintained as required by         X (3)                      X (4)
1122(d)(4)(i)     the transaction agreements or related mortgage loan documents.
------------------------------------------------------------------------------------------------------------------------------------
                  Mortgage loan and related documents are safeguarded as required by                                       X (4)
1122(d)(4)(ii)    the transaction agreements
------------------------------------------------------------------------------------------------------------------------------------
                  Any additions, removals or substitutions to the asset pool are made,
                  reviewed and approved in accordance with any conditions or                      X
1122(d)(4)(iii)   requirements in the transaction agreements.
------------------------------------------------------------------------------------------------------------------------------------
                  Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor
                  records maintained no more than two business days after receipt, or such        X         X(1)
                  other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the
1122(d)(4)(iv)    related mortgage loan documents.
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                  The Servicer's records regarding the mortgage loans agree with the
1122(d)(4)(v)     Servicer's records with respect to an obligor's unpaid principal balance.       X
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                  Changes with respect to the terms or status of an obligor's mortgage loans
                  (e.g., loan modifications or re-agings) are made, reviewed and approved by      X
                  authorized personnel in accordance with the transaction agreements and
1122(d)(4)(vi)    related pool asset documents.
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

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                                                                                                                        INAPPLICABLE
                                                                                                      APPLICABLE         SERVICING
                                          SERVICING CRITERIA                                      SERVICING CRITERIA     CRITERIA*
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      Reference                                Criteria                                       Performed    Performed
                                                                                                 by           by
                                                                                               Company      Vendor
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
                  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as
                  applicable) are initiated, conducted and concluded in accordance with the       X
                  tirneframes or other requirements established by the transaction
1122(d)(4)(vii)   agreements.
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                  Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.
                  Such records are maintained on at least a monthly basis, or such other
                  period specified in the transaction agreements, and describe the entity's       X
                  activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where
1122(d)(4)(viii)  delinquency is deemed temporary (e.g., illness or unemployment).
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                  Adjustments to interest rates or rates of return for mortgage loans with
1122(d)(4)(ix)    variable rates are computed based on the related mortgage loan documents.       X
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                  Regarding any funds held in trust for an obligor (such as escrow accounts):
                  (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in
                  the transaction agreements; (B) interest on such funds is paid, or credited,    X
                  to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number
1122(d)(4)(x)     of days specified in the transaction agreements.
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                  Payments made on behalf of an obligor (such as tax or insurance payments)
                  are made on or before the related penalty or expiration dates, as indicated
                  on the appropriate bills or notices for such payments, provided that such       X                        X (5)
                  support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction
1122(d)(4)(xi)    agreements.
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                  Any late payment penalties in connection with any payment to be made on
                  behalf of an obligor are paid from the Servicer's funds and not charged to                               X (5)
                  the obligor, unless the late payment was due to the obligor's error or
1122(d)(4)(xii)   omission.
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                  Disbursements made on behalf of an obligor are posted within two business
                  days to the obligor's records maintained by the Servicer, or such other                                  X (5)
1122(d)(4)(xiii)  number of days specified in the transaction agreements.
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                  Delinquencies, charge-offs and uncollectible accounts are recognized
1122(d)(4)(xiv)   and recorded in accordance with the transaction agreements.                     X
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                  Any external enhancement or other support, identified in Item 1114(a)(I)
                  through (3) or Item 1115 of Regulation AB, is maintained as set forth in                                   X
1122(d)(4)(xv)    the transaction agreements.
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


Footnote 1 - Payments on mortgage loans received via retail lockbox are collected by a vendor who deposits the funds into the appropriate custodial bank clearing account no more than two business days following receipt, or such other number of days specified in the transaction agreements.

Footnote 2 - Per SEC Telephone Interpretation 11.03, the Company provides information to another servicer (the Master Servicer) that enables the other party to complete its duties under the transaction agreement. The information conveyed by the Company is generated by servicing activities that fall under particular criterion in Regulation AB Item 1122 (d)(4). As such, the accurate conveyance of the information is part of the same servicing criterion under which the activity that generated the information is assessed in Management's Assessment.

Footnote 3 - The Company was the originator of the assets in the Platform and per sale agreements with purchasers of the assets, was responsible for perfection of the mortgage. Per the servicing activities related to this criterion as outlined in SEC Telephone Interpretation 11.04, the loan perfection is the only servicing activity performed by the Company. As such, this is the only servicing activity covered by the Company's Management Assessment.

Footnote 4 - The assets in the Platform being serviced by the Company were not owned by the Company prior to securitization during 2006. As such, when the asset was sold by the Company to a third party, the ownership of the collateral or security and mortgage loan and related documents were transferred to the purchaser of the asset.

Footnote 5 - The Company has outsourced these servicing criteria to vendors who are providing their own management assessment of the relevant criteria.




[Servicer]


Date:    ____________________________


By:
Name:    ________________________________
Title:   ________________________________